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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT
INVESTMENT COMPANY
Investment Company Act file number 811-05845
Invesco Van Kampen Senior Loan Fund
(Exact name of registrant as specified in charter)

1555 Peachtree Street, N.E., Atlanta, Georgia	30309
(Address of principal executive offices)	(Zip code)
Colin Meadows 1555 Peachtree Street, N.E., Atlanta, Georgia 30309
(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 626-1919
Date of fiscal year end: 2/28
Date of reporting period: 5/31/12

Item 1. Schedule of Investments.

Invesco Van Kampen Senior Loan Fund
Quarterly Schedule of Portfolio Holdings
May 31, 2012

invesco.com/us	VK-SLO-QTR-1 05/12	Invesco Advisers, Inc.

Schedule of Investments
May 31, 2012
(Unaudited)

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Variable Rate Senior Loan Interests–109.92%(a)(b)

Aerospace & Defense–3.09%

ARINC Inc., Second Lien Term Loan	6.24%	10/25/15	$2,956	$2,900,468

AVIO S.p.A. (Italy),
Term Loan B	2.07%	12/13/14	438	429,344

Term Loan C	2.94%	12/13/15	467	460,061

DAE Aviation Holdings, Inc.,
Tranche B-1 Term Loan	5.47%	07/31/14	672	663,933

Tranche B-2 Term Loan	5.47%	07/31/14	642	633,798

DynCorp International LLC, Term Loan B	6.25%	07/07/16	3,289	3,285,415

IAP Worldwide Services, Inc., PIK First Lien Term Loan (c)	9.25%	12/28/12	7,299	6,482,340

PRV Aerospace LLC, Term Loan B	6.50%	05/10/18	3,108	3,108,215

Sequa Corp.,
Term Loan	3.72%	12/03/14	8,108	7,991,322

Term Loan	6.25%	12/03/14	3,258	3,263,786

SI Organization, Inc., Term Loan B	4.50%	11/22/16	1,956	1,922,021

TASC, Inc., Term Loan B	4.50%	12/18/15	4,689	4,605,034

Wyle Services Corp., Term Loan B	5.00%	03/27/17	3,419	3,393,784

				39,139,521

Air Transport–0.92%

Delta Air Lines, Inc.,
Revolver Loan (d)	0.75%	03/28/13	4,500	4,424,085

Term Loan B	4.25%	03/07/16	6,525	6,329,386

US Airways Group Inc., Term Loan	2.74%	03/21/14	972	925,638

				11,679,109

Automotive–5.13%

August LuxUK Holding Co.,
Luxco Second Lien Term Loan	10.50%	04/29/19	947	948,923

Term Loan	6.25%	04/27/18	1,022	1,026,933

August U.S. Holding Co., Inc.,
Second Lien Term Loan	10.50%	04/29/19	729	730,586

Term Loan B	6.25%	04/27/18	786	789,963

Federal-Mogul Corp.,
Term Loan B	2.18%	12/29/14	2,804	2,649,315

Term Loan C	2.18%	12/28/15	2,338	2,208,998

General Motors Holdings, Revolver Loan (d)	0.38%	10/27/15	14,583	13,124,580

Goodyear Tire & Rubber Company (The), Second Lien Term Loan	4.75%	04/30/19	3,831	3,720,929

Hertz Corp., LOC	3.75%	03/09/18	2,102	2,028,764

KAR Auction Services, Inc., Term Loan B	5.00%	05/19/17	11,155	11,159,808

Key Safety Systems, Inc., First Lien Term Loan	2.60%	03/08/14	6,508	6,256,247

Metaldyne Co., LLC, Term Loan B	5.25%	05/18/17	3,065	3,063,456

Schaeffler AG (Germany), Term Loan C2	6.00%	01/27/17	6,157	6,151,229

TI Group Automotive Systems, LLC, Term Loan	6.75%	03/14/18	7,643	7,598,694

Veyance Technologies, Inc.,
Delayed Draw Term Loan	2.74%	07/31/14	343	332,523

Revolver Loan (e)	—	07/31/13	895	892,605

Term Loan	2.74%	07/31/14	2,393	2,321,581

				65,005,134

Beverage & Tobacco–0.24%

DS Waters Enterprises, L.P., First Lien Term Loan	10.50%	08/29/17	3,066	3,084,707

Building & Development–5.05%

Axia Acquisition Corp.,
PIK Second Lien Term Loan A (Acquired 05/30/08-03/30/12; Cost $2,592,524) (c)(f)	11.00%	03/11/16	937	693,607

Revolver Loan (d)(f)	1.00%	03/11/16	1,750	1,399,814

Second Lien Term Loan B (Acquired 05/30/08; Cost $4,680,183) (f)	5.00%	03/12/16	1,627	1,204,281

See accompanying notes which are an integral part of this schedule.
                           Invesco Van Kampen Senior Loan Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Building & Development–(continued)

Building Materials Holding Corp., PIK Second Lien Term Loan (c)	8.00%	01/05/15	$2,308	$2,014,106

Capital Automotive L.P., Term Loan B	5.25%	03/10/17	18,613	18,345,021

CB Richard Ellis Services, Inc.,
Term Loan C	3.49%	03/05/18	321	317,536

Term Loan D	3.74%	09/04/19	5,094	5,035,175

Champion OPCO, LLC, PIK Term Loan (c)	10.50%	12/31/13	1,784	1,426,890

Custom Building Products, Inc., Term Loan B	5.75%	03/19/15	4,406	4,378,575

El Ad IDB Las Vegas, LLC, Term Loan A1 (Acquired 08/31/07; Cost $2,500,000)	2.99%	08/09/12	2,500	1,500,000

HD Supply, Inc., Term Loan B	7.25%	10/12/17	4,153	4,190,346

Lake at Las Vegas Joint Venture, LLC,
PIK Exit Revolver Loan (c)(d)	12.11%	02/28/17	21	19,780

PIK Exit Revolver Loan (c)	12.11%	02/28/17	191	176,204

Term Loan (Acquired 05/22/12; Cost $12,780) (d)	10.49%	07/15/12	13	12,788

Term Loan (Acquired 12/15/11-04/30/12; Cost $29,740)	10.49%	07/15/12	30	29,759

Nortek, Inc., Term Loan	5.25%	04/26/17	3,655	3,646,671

Re/Max International, Inc., Term Loan	5.50%	04/15/16	970	969,653

Realogy Corp.,
Extended LOC	4.49%	10/10/16	78	71,885

Extended Term Loan	4.49%	10/10/16	11,091	10,164,576

LOC	3.24%	10/10/13	1,056	1,000,234

Revolver Loan (d)	1.88%	04/08/16	3,432	2,922,848

Revolver Loan	1.88%	04/08/16	2,946	2,509,052

Rhodes Homes, PIK Term Loan (Acquired 11/23/05-09/30/11; Cost $2,137,540) (c)	2.47%	03/31/16	537	456,593

WCI Communities, Inc., Term Loan	11.00%	09/02/16	1,596	1,544,329

				64,029,723

Business Equipment & Services–8.61%

Affinion Group, Inc., Term Loan B	5.00%	10/10/16	9,773	9,083,192

Asurion LLC,
First Lien Term Loan	5.50%	05/24/18	14,085	13,904,223

Second Lien Term Loan	9.00%	05/24/19	3,554	3,586,161

Bright Horizons Family Solutions, Inc.,
Revolver Loan (d)	0.51%	05/28/14	6,000	5,945,220

Term Loan B	4.24%	05/28/15	4,985	4,950,906

Brock Holdings III, Inc., Term Loan B	6.01%	03/16/17	4,375	4,374,084

Contec, LLC, Term Loan B (g)	1.62%	07/28/14	2,885	858,201

Education Management LLC, Revolver Loan (d)	1.30%	06/01/15	2,000	1,698,260

Emdeon, Inc., Term Loan B1	5.00%	11/02/18	1,983	1,986,440

Expert Global Solutions, Inc., Term Loan B	8.00%	04/03/18	5,365	5,344,405

First Data Corp.,
Delayed Draw Term Loan	2.99%	09/24/14	2,966	2,802,714

Extended Term Loan B	4.24%	03/26/18	22,708	20,611,221

Extended Term Loan B	5.24%	03/23/17	1,856	1,758,701

Term Loan B3	2.99%	09/24/14	285	270,280

Hillman Group, Inc., Term Loan B	5.00%	05/27/16	144	143,813

iPayment, Inc., Term Loan B	5.75%	05/08/17	6,277	6,288,369

Kronos, Inc.,
Second Lien Tranche B1	10.58%	06/11/18	4,572	4,637,727

Tranche C Term Loan	6.25%	12/28/17	3,312	3,316,612

Lonestar Intermediate Super Holdings, LLC, Term Loan B	11.00%	09/02/19	5,164	5,273,973

Mitchell International, Inc.,
First Lien Term Loan	2.50%	03/28/14	305	301,945

Second Lien Term Loan	5.75%	03/30/15	3,897	3,838,233

SMG Holdings, Inc., Term Loan B (Acquired 08/03/07-01/10/08; Cost $1,605,833)	3.35%	07/27/14	1,614	1,597,436

SSI Investments II Ltd., Term Loan C	6.50%	05/26/17	305	306,463

Sungard Data Systems, Inc.,
Term Loan B	3.93%	02/26/16	4,641	4,602,997

Term Loan C	3.99%	02/28/17	1,611	1,598,247

				109,079,823

See accompanying notes which are an integral part of this schedule.
                           Invesco Van Kampen Senior Loan Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Cable & Satellite Television–3.88%

Atlantic Broadband Finance, LLC,
First Lien Term Loan	5.25%	04/04/19	$4,239	$4,233,954

Second Lien Term Loan	9.75%	10/04/19	4,042	4,048,343

BBHI Acquisition LLC, Term Loan B	4.50%	12/14/17	1,353	1,332,792

Cequel Communications, LLC, Term Loan B	4.00%	02/14/19	10,051	9,821,984

Kabel Deutschland GmbH (Germany), Term Loan F	4.25%	02/01/19	3,578	3,532,204

Knology Inc., Term Loan B	4.00%	08/18/17	5,782	5,771,787

MCC Iowa LLC,
Term Loan D-2	1.95%	01/30/15	1,881	1,824,189

Tranche D-1 Term Loan	1.95%	01/30/15	1,144	1,109,718

Mediacom Illinois, LLC,
Term Loan C	1.95%	01/30/15	1,516	1,465,790

Term Loan E	4.50%	10/23/17	4,024	4,013,055

Mediacom Iowa, LLC, Term Loan F	4.50%	10/23/17	2,245	2,237,733

UPC Financing Partnership, Facility Term Loan AB	4.75%	12/29/17	3,108	3,076,463

Yankee Cable Acquisition, LLC, Term Loan B1	6.50%	08/26/16	6,717	6,700,115

				49,168,127

Chemicals & Plastics–4.65%

Ascend Performance Materials LLC, Term Loan B	6.75%	04/10/18	6,464	6,315,554

Emerald Performance Materials, LLC, Term Loan B	7.75%	05/15/18	3,155	3,139,295

Houghton International, Inc., Term Loan B	6.75%	01/29/16	3,662	3,682,480

Ineos Holdings Ltd., Term Loan	6.50%	05/04/18	14,883	14,632,785

Momentive Specialty Chemicals, Inc.,
Extended Term Loan C1	4.00%	05/05/15	616	599,105

Extended Term Loan C4	4.25%	05/05/15	3,539	3,380,063

Extended Term Loan C5 (Acquired 02/09/10; Cost $2,159,523)	4.25%	05/05/15	2,252	2,145,371

OM Group, Inc., Term Loan B	5.75%	08/02/17	946	944,331

OMNOVA Solutions, Inc., Term Loan B	5.75%	05/31/17	6,530	6,534,228

Phillips Plastics Corp., Term Loan	6.50%	02/12/17	1,279	1,272,183

PolyOne Corp., Term Loan	5.00%	12/20/17	1,638	1,641,582

Potters Holdings II, L.P., First Lien Term Loan	6.00%	05/05/17	2,525	2,512,745

PQ Corp., Term Loan B	3.99%	07/30/14	7,420	7,145,693

Taminco Global Chemical Corp., Term Loan B1	5.25%	02/15/19	5,016	5,013,192

				58,958,607

Clothing & Textiles–0.61%

Levi Strauss & Co., Term Loan	2.49%	03/27/14	7,488	7,347,372

Warnaco, Inc., Term Loan	3.75%	06/15/18	323	321,706

				7,669,078

Conglomerates–0.77%

Goodman Global Holdings, Inc.,
First Lien Term Loan	5.75%	10/28/16	6,705	6,706,854

Second Lien Term Loan	9.00%	10/30/17	555	563,714

RGIS Services, LLC, Non Extended Initial Term Loan	2.74%	04/30/14	2,487	2,466,759

				9,737,327

Containers & Glass Products–5.08%

Anchor Glass Container Corp.,
First Lien Term Loan	6.00%	03/02/16	3,222	3,229,820

Second Lien Term Loan	10.00%	09/02/16	2,525	2,523,485

Berlin Packaging, LLC, Term Loan	3.24%	08/17/14	6,054	5,902,481

BWAY Corp.,
Canadian Term Loan C	4.50%	02/23/18	240	237,724

Term Loan B	4.50%	02/23/18	2,530	2,507,483

Consolidated Container Co. LLC, Term Loan	2.50%	03/28/14	461	458,133

Exopack, LLC, Term Loan	6.50%	05/31/17	5,645	5,606,423

Hoffmaster Group, Inc., First Lien Term Loan	6.50%	01/03/18	6,044	6,018,892

See accompanying notes which are an integral part of this schedule.
                           Invesco Van Kampen Senior Loan Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Containers & Glass Products–(continued)

Pertus Sechszehnte GmbH (Germany),
Term Loan B2	2.84%	06/12/15	$4,045	$3,549,439

Term Loan C2	3.09%	06/13/16	4,045	3,569,664

Ranpak Corp., Term Loan	4.75%	04/20/17	906	903,793

Reynolds Group Holdings Inc.,
Term Loan B	6.50%	02/09/18	1,937	1,946,371

Term Loan C	6.50%	08/09/18	22,023	22,167,618

Sealed Air Corp., Term Loan B	4.75%	10/03/18	2,055	2,063,849

TricorBraun, Inc., Term Loan B	5.50%	05/03/18	3,735	3,738,737

				64,423,912

Cosmetics & Toiletries–2.41%

Bausch & Lomb, Inc., Term Loan B	5.25%	05/17/19	10,834	10,677,772

Huish Detergents, Inc.,
Incremental Term Loan B	2.24%	04/25/14	4,238	4,047,091

Second Lien Term Loan	4.49%	10/26/14	1,000	910,625

KIK Custom Products, Inc.,
Canadian Term Loan	2.49%	06/02/14	668	611,225

First Lien Term Loan	2.49%	06/02/14	3,897	3,565,481

Second Lien Term Loan	5.24%	11/28/14	4,800	3,214,008

Levlad, LLC, Term Loan	10.00%	03/05/15	707	678,965

Marietta Intermediate Holding Corp., PIK Term Loan B (Acquired 12/22/04-02/04/11; Cost $10,285,012) (c)(f)	7.00%	02/19/15	3,148	2,864,265

Prestige Brands, Inc., Term Loan	5.26%	01/31/19	744	746,431

Revlon Consumer Products Corp., Term Loan B	4.75%	11/19/17	3,294	3,283,316

				30,599,179

Drugs–2.78%

Catalent Pharma Solutions,
Extended Term Loan B	4.24%	09/15/16	3,206	3,181,535

Incremental Term Loan	5.25%	09/15/17	1,861	1,846,992

Grifols Inc., Term Loan B	4.50%	06/01/17	8,837	8,746,939

Harlan Sprague Dawley, Inc., Term Loan B	3.85%	07/11/14	4,719	4,530,560

Medpace, Inc., Term Loan (Acquired 06/21/11; Cost $4,242,399)	6.50%	06/16/17	4,297	4,146,709

Quintiles Transnational Corp.,
Term Loan	7.50%	02/24/17	1,385	1,388,370

Term Loan B	5.00%	06/08/18	7,033	6,957,515

Warner Chilcott Co., LLC,
Term Loan B1	4.25%	03/15/18	2,016	2,005,051

Term Loan B2	4.25%	03/15/18	1,008	1,002,526

WC Luxco S.a.r.l., Term Loan B3	4.25%	03/15/18	1,386	1,378,473

				35,184,670

Ecological Services & Equipment–0.92%

Environmental Systems Products Holdings, Inc., Second Lien Term Loan (Acquired 01/25/12; Cost $1,017,312)	15.50%	03/31/17	1,017	1,022,399

Safety Kleen (SK Holdings), Term Loan B	5.00%	02/17/17	417	416,516

ServiceMaster Co.,
Delayed Draw Term Loan	2.74%	07/24/14	709	693,067

Term Loan	2.79%	07/24/14	7,121	6,959,985

Synagro Technologies, Inc.,
Second Lien Term Loan	4.99%	10/02/14	900	671,998

Term Loan B	2.24%	04/02/14	902	796,788

WCA Waste Systems, Inc., Term Loan B	5.50%	03/23/18	1,073	1,072,234

				11,632,987

See accompanying notes which are an integral part of this schedule.
                           Invesco Van Kampen Senior Loan Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Electronics & Electrical–4.45%

Aeroflex Inc., Term Loan B	5.75%	05/09/18	$1,556	$1,518,135

Blackboard, Inc.,
First Lien Term Loan	7.50%	10/04/18	5,948	5,698,621

Incremental Term Loan	7.50%	10/04/18	990	930,980

Second Lien Term Loan	11.50%	04/04/19	1,621	1,501,015

DEI Sales, Inc., Term Loan B	7.01%	07/13/17	2,954	2,909,999

DG FastChannel, Inc., Term Loan B	5.75%	07/26/18	4,376	4,355,451

Eastman Kodak Co., DIP Term Loan B	8.50%	07/20/13	1,453	1,457,763

Freescale Semiconductor, Inc., Extended Term Loan B	4.49%	12/01/16	8,212	7,729,722

Go Daddy Operating Company, LLC, Term Loan	5.50%	12/17/18	773	761,829

Lawson Software Inc., Term Loan B	6.25%	04/05/18	3,668	3,673,064

Mirion Technologies, Inc., First Lien Term Loan	6.25%	03/30/18	3,284	3,276,142

Open Solutions, Inc., Term Loan B	2.60%	01/23/14	7,160	6,795,203

ProQuest LLC, Term Loan B	6.00%	04/13/18	3,362	3,336,595

Semtech Corp., Term Loan B	4.25%	03/20/17	925	926,569

Sophia, L.P., Term Loan B	6.25%	07/19/18	7,522	7,562,689

Spectrum Brands, Inc., Term Loan B	5.00%	06/17/16	3,969	3,977,924

				56,411,701

Equipment Leasing–0.50%

BakerCorp International, Inc., Term Loan B	4.75%	06/01/18	1,669	1,657,151

Delos Aircraft Inc., Term Loan 2	4.75%	04/12/16	733	735,055

Flying Fortress Inc., First Lien Term Loan	5.00%	06/30/17	3,963	3,960,552

				6,352,758

Farming & Agriculture–0.55%

Wm. Bolthouse Farms, Inc.,
First Lien Term Loan	5.51%	02/11/16	4,047	4,065,825

Second Lien Term Loan	9.50%	08/11/16	2,864	2,880,102

				6,945,927

Financial Intermediaries–2.63%

Grosvenor Capital Management Holdings, LLP, Extended Term Loan C	4.25%	12/05/16	3,316	3,266,292

Moneygram International, Inc., Term Loan B1	4.25%	11/17/17	395	389,291

Nuveen Investments, Inc.,
Extended Term Loan	5.97%	05/12/17	10,483	10,373,039

First Lien Term Loan	5.97%	05/13/17	4,212	4,153,628

RJO Holdings Corp.,
FCM Term Loan (Acquired 12/10/10-01/21/11; Cost $45,126)	6.24%	12/10/15	151	115,396

HoldCo Term Loan B	6.99%	12/10/15	5,324	4,037,572

Trans Union, LLC, Term Loan B	5.50%	02/12/18	1,433	1,444,360

Transfirst Holdings, Inc.,
PIK Second Lien Term Loan (c)	6.24%	06/15/15	4,958	4,646,036

Term Loan B	2.99%	06/15/14	5,007	4,873,347

				33,298,961

Food & Drug Retailers–1.99%

Rite Aid Corp.,
Term Loan 5	4.50%	03/02/18	6,405	6,308,851

Term Loan B	1.99%	06/04/14	5,568	5,456,759

Roundy’s Supermarkets, Inc., Term Loan B	5.75%	02/13/19	4,791	4,777,997

Sprouts Farmers Markets Holdings, LLC, Incremental Term Loan	6.00%	04/20/18	1,366	1,353,771

Supervalu Inc., Term Loan B3	4.50%	04/28/18	7,367	7,269,490

				25,166,868

Food Products–3.33%

Advantage Sales & Marketing, Inc., Second Lien Term Loan	9.25%	06/18/18	773	773,235

Dean Foods Co., Extended Term Loan B2	3.49%	04/02/17	136	134,025

Del Monte Foods Co., Term Loan	4.50%	03/08/18	12,411	12,149,464

See accompanying notes which are an integral part of this schedule.
                           Invesco Van Kampen Senior Loan Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Food Products–(continued)

Dole Food Co., Inc.,
Term Loan B2	5.04%	07/06/18	$3,208	$3,204,528

Term Loan C2	5.03%	07/06/18	5,741	5,734,428

Farley’s & Sathers Candy Co., Inc., Term Loan	7.38%	03/30/18	3,520	3,480,717

JBS USA Holdings Inc., Term Loan B	4.25%	05/25/18	3,535	3,504,124

Pierre Foods, Inc.,
First Lien Term Loan	7.00%	09/30/16	9,060	9,098,529

Second Lien Term Loan	11.25%	09/29/17	902	910,660

Pinnacle Foods Finance LLC, Term Loan E	4.75%	10/17/18	3,226	3,210,919

				42,200,629

Food Service–1.45%

Burger King Corp., Term Loan B	4.50%	10/19/16	2,055	2,041,380

Focus Brands, Inc., Term Loan B	6.26%	02/21/18	1,472	1,473,680

Landry’s, Inc., Term Loan B	6.50%	04/24/18	4,552	4,537,607

OSI Restaurant Partners, LLC,
Revolver Loan	2.60%	06/14/13	460	451,160

Term Loan B	2.56%	06/14/14	4,650	4,561,793

Restaurant Holding Co., LLC, Term Loan B	9.00%	02/17/17	793	795,542

Wendy’s International, Inc.,
Delayed Draw Term Loan (d)	0.50%	05/15/19	2,020	2,001,721

Term Loan B	4.75%	05/15/19	2,532	2,508,412

				18,371,295

Forest Products–0.84%

Ainsworth Lumber Co, Ltd. (Canada), Term Loan	5.25%	06/26/14	2,400	2,295,000

Cenveo Corp., Term Loan B	6.25%	12/21/16	6,798	6,777,415

Verso Paper Holdings LLC, PIK Term Loan (c)	6.88%	02/01/13	482	441,921

Xerium Technologies, Inc., Term Loan B	5.50%	05/22/17	1,137	1,105,389

				10,619,725

Health Care–7.67%

Alere, Inc.,
Incremental Term Loan	4.75%	06/30/17	454	448,908

Incremental Term Loan B2	4.75%	06/30/17	2,309	2,283,283

Term Loan B	4.75%	06/30/17	2,628	2,599,005

AMN Healthcare, Inc., Term Loan B (Acquired 04/12/12; Cost $2,103,587)	6.50%	04/05/18	2,124	2,137,732

CareStream Health, Inc., Term Loan B	5.00%	02/25/17	7,535	7,291,333

Community Health Systems, Inc., Extended Term Loan B	3.97%	01/25/17	3,396	3,326,981

DJO Finance LLC,
Extended Term Loan B2	5.24%	11/01/16	2,410	2,396,400

Term Loan B3	6.25%	09/15/17	6,833	6,783,089

Drumm Investors, LLC, Term Loan	5.00%	05/04/18	6,046	5,641,583

Genoa Healthcare Group, LLC,
PIK Second Lien Term Loan (c)	14.00%	02/10/15	1,116	808,890

Term Loan B	7.25%	08/08/14	647	600,775

HCA, Inc.,
Extended Term Loan B2	3.72%	03/31/17	4,520	4,401,333

Extended Term Loan B3	3.49%	05/01/18	11,872	11,541,337

HCR Healthcare, LLC, Term Loan	5.00%	04/06/18	3,780	3,735,592

Health Management Associates, Inc., Term Loan B	4.50%	11/16/18	5,937	5,862,098

IMS Health, Inc., Term Loan B	4.50%	08/25/17	2,398	2,387,432

Kindred Healthcare, Inc., Term Loan	5.25%	06/01/18	4,919	4,703,595

Kinetic Concepts, Inc., Term Loan B	7.00%	05/04/18	13,286	13,419,080

Sun Healthcare Group Inc., Term Loan B	8.75%	10/15/16	2,601	2,539,568

Surgery Center Holdings, Inc., Term Loan B	6.50%	02/06/17	2,569	2,453,116

Surgical Care Affiliates, Inc.,
Extended Revolver Loan (d)	0.40%	06/30/16	3,000	2,851,200

Extended Term Loan	4.47%	12/29/17	9,077	8,910,229

See accompanying notes which are an integral part of this schedule.
                           Invesco Van Kampen Senior Loan Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Health Care–(continued)

TriZetto Group, Inc., Term Loan B	4.75%	05/02/18	$10	$9,430

				97,131,989

Home Furnishings–1.50%

Hunter Fan Co.,
Revolver Loan (Acquired 05/21/12-05/30/12; Cost $3,541,667) (d)	0.94%	04/16/14	3,542	3,169,792

Second Lien Term Loan	6.99%	10/16/14	1,471	1,226,103

Term Loan	2.74%	04/16/14	850	798,464

National Bedding Co., LLC, Second Lien Term Loan	5.25%	02/28/14	4,788	4,768,842

Quality Home Brands Holdings, LLC,
PIK Term Loan (c)	10.00%	06/30/14	1,001	763,826

PIK Term Loan (c)	11.75%	06/30/14	1,031	793,543

Springs Windows Fashions, LLC, Term Loan B	6.00%	05/31/17	2,122	2,103,542

Yankee Candle Co., Inc. (The), Term Loan B	5.25%	04/02/19	5,348	5,330,054

				18,954,166

Industrial Equipment–2.38%

Colfax Corp., Term Loan B	4.50%	01/11/19	764	763,649

Generac Power Systems, Inc., Term Loan B	6.25%	05/30/18	2,371	2,351,317

Grede LLC, Term Loan B	7.00%	04/03/17	3,832	3,800,800

Hupah Finance Inc., Term Loan B	6.25%	01/21/19	2,974	2,992,573

Husky Injection Molding Systems Ltd., Term Loan B	6.50%	06/29/18	1,271	1,267,031

JMC Steel Group, Inc., Term Loan	4.75%	04/03/17	2,145	2,152,585

Manitowoc Co., Inc. (The), Term Loan B	4.25%	11/13/17	975	974,642

Mold-Masters (2007) Ltd. (Canada), Extended Term Loan B	5.00%	10/11/16	5,127	5,081,964

Rexnord LLC, Term Loan B	5.00%	04/01/18	6,119	6,110,154

Unifrax Corp., Term Loan	6.50%	11/28/18	4,568	4,613,236

				30,107,951

Insurance–1.65%

Alliant Holdings I, Inc., Term Loan D	6.75%	08/21/14	2,041	2,061,164

HMSC Corp., Second Lien Term Loan (Acquired 04/19/07; Cost $1,119,444)	5.74%	10/03/14	1,119	699,653

Sedgwick CMS Holdings, Inc.,
Second Lien Term Loan	9.00%	05/26/17	4,200	4,186,014

Term Loan	5.00%	12/31/16	5,543	5,521,966

USI Holdings Corp.,
Revolver Loan (d)	0.99%	05/05/13	5,000	4,600,000

Revolver Loan	0.99%	05/05/13	1,667	1,533,333

Term Loan	2.74%	05/05/14	2,299	2,276,201

				20,878,331

Leisure Goods, Activities & Movies–1.98%

24 Hour Fitness Worldwide, Inc., Term Loan	7.50%	04/22/16	6,284	6,269,586

Alpha D2 Ltd. (United Kingdom), Term Loan B	5.75%	04/28/17	4,738	4,741,722

AMC Entertainment, Inc., Term Loan B3	4.25%	02/22/18	724	722,285

Fender Musical Instruments Corp.,
Delayed Draw Term Loan	2.49%	06/09/14	180	176,205

Term Loan B	2.49%	06/09/14	356	348,739

IMG Worldwide, Inc., Term Loan B	5.50%	06/16/16	1,644	1,642,277

Live Nation Entertainment, Inc., Term Loan B	4.50%	11/07/16	2,862	2,861,827

Sabre Holdings Corp., Extended Term Loan	5.99%	12/29/17	8,818	8,338,965

				25,101,606

Lodging & Casinos–5.08%

Boyd Gaming Corp.,
Extended Revolver Loan (e)	—	12/17/15	5,958	5,585,922

Revolver Loan	6.00%	12/17/15	463	466,403

Caesars Entertainment Operating Co., Extended Term Loan B6	5.49%	01/28/18	33,548	29,689,789

See accompanying notes which are an integral part of this schedule.
                           Invesco Van Kampen Senior Loan Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Lodging & Casinos–(continued)

Cannery Casino Resorts, LLC,
Delayed Draw Term Loan	4.49%	05/17/13	$4,157	$4,103,379

Second Lien Term Loan	4.49%	05/18/14	3,000	2,820,000

Term Loan B	4.49%	05/17/13	5,026	4,961,109

Golden Nugget, Inc.,
PIK Delayed Draw Term Loan (c)	3.24%	06/30/14	1,082	1,037,144

PIK Term Loan B (c)	3.24%	06/30/14	1,880	1,802,341

Isle of Capri Casinos, Inc., Term Loan B	4.75%	11/01/13	3,790	3,793,992

Tropicana Entertainment Inc., Term Loan B	7.50%	03/16/18	3,066	3,042,556

Twin River Worldwide Holdings, Inc., Term Loan	8.50%	11/05/15	7,056	7,087,152

				64,389,787

Nonferrous Metals & Minerals–0.65%

Arch Coal Inc., Term Loan B	5.75%	05/16/18	4,991	4,865,375

Noranda Aluminum Acquisition Corp., Term Loan B	5.75%	02/28/19	3,321	3,335,789

				8,201,164

Oil & Gas–3.01%

Buffalo Gulf Coast Terminals LLC, Term Loan B	7.50%	10/31/17	7,223	7,250,091

CCS Corp. (Canada), Term Loan B	3.24%	11/14/14	4,494	4,332,495

Chesapeake Energy Corp., Term Loan	8.50%	12/02/17	4,294	4,224,635

Citgo Petroleum Corp., Term Loan B	8.00%	06/24/15	1,709	1,725,204

EP Energy LLC, Term Loan B	6.50%	04/24/18	1,675	1,681,929

Glenn Pool Oil & Gas Trust, Term Loan	4.50%	05/02/16	2,277	2,248,649

NGPL PipeCo LLC, Term Loan B	6.75%	05/15/17	6,465	6,330,541

Obsidian Natural Gas Trust (United Kingdom), Term Loan	7.00%	11/02/15	3,792	3,811,411

Western Refining, Inc., Term Loan B	7.50%	03/15/17	3,122	3,134,006

Willbros United States Holdings, Inc., Term Loan B	9.50%	06/30/14	3,372	3,373,906

				38,112,867

Publishing–4.44%

Clarke American Corp.,
Revolver Loan (d)	0.66%	06/28/13	2,537	2,264,461

Term Loan B	2.77%	06/30/14	5,299	4,861,415

Cygnus Business Media, Inc., PIK Term Loan (Acquired 07/19/04; Cost $5,580,086) (c)(f)	9.75%	06/30/13	5,620	2,529,223

Endurance Business Media, Inc., First Lien Term Loan (Acquired 12/14/10; Cost $8,577,230) (f)(g)	6.50%	12/15/14	6,543	1,635,658

F&W Media, Inc., Term Loan	7.75%	06/09/14	4,847	4,532,201

GateHouse Media Operating, Inc.,
Delayed Draw Term Loan	2.24%	08/28/14	637	201,351

Revolver Loan (d)	0.50%	02/28/14	1,500	1,275,000

Term Loan B	2.24%	08/28/14	1,098	347,222

Knowledgepoint360 Group, LLC,
First Lien Term Loan (Acquired 05/18/07 Cost $1,316,273)	3.72%	04/14/14	1,316	1,164,901

Second Lien Term Loan (Acquired 05/18/07; Cost $1,010,000)	7.47%	04/13/15	1,000	750,000

MC Communications, LLC, PIK Term Loan (c)	6.75%	12/31/12	3,945	640,996

Medianews Group, Term Loan	8.50%	03/19/14	2,760	2,673,298

MediMedia USA, Inc., Extended Term Loan B	6.25%	08/15/14	863	820,281

Merrill Communications, LLC,
PIK Second Lien Term Loan (c)	12.13%	11/15/13	2,827	2,440,502

Term Loan	7.75%	12/24/12	2,649	2,509,877

Network Communications, Inc., Term Loan (Acquired 08/08/07-01/13/12; Cost $4,922,965)	5.59%	11/29/13	4,923	3,421,461

Newsday LLC, Term Loan	6.72%	08/01/13	2,333	2,345,968

Tribune Co., Term Loan B (g)(h)	5.25%	06/04/14	32,911	21,399,724

Yell Group PLC (United Kingdom), Term Loan A3	3.74%	04/30/14	1,482	455,286

				56,268,825

Radio & Television–7.34%

AR Broadcasting, LLC, Term Loan (Acquired 02/17/12-05/19/12; Cost $3,495,517)	5.48%	02/15/18	3,496	2,883,802

Barrington Broadcasting Group LLC, Term Loan B	7.50%	06/14/17	1,550	1,556,992

See accompanying notes which are an integral part of this schedule.
                           Invesco Van Kampen Senior Loan Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Radio & Television–(continued)

Clear Channel Communication,
Term Loan A	3.64%	07/29/14	$10,601	$9,510,155

Term Loan B	3.89%	01/29/16	19,508	15,262,385

FoxCo Acquisition Sub, LLC, Term Loan B	4.75%	07/14/15	1,495	1,497,477

Granite Broadcasting Corp., Term Loan B	8.50%	05/23/18	3,395	3,361,378

Harron Communications Corp., Term Loan B	5.50%	10/06/17	3,591	3,604,481

High Plains Broadcasting Operating Co. LLC, Term Loan	9.00%	09/14/16	1,439	1,444,716

Intelsat Jackson Holdings S.A., Term Loan B	5.25%	04/02/18	10,141	10,088,928

LIN Television Corp., Term Loan B	5.00%	12/21/18	1,305	1,309,789

Multicultural Radio Broadcasting, Inc.,
Second Lien Term Loan	6.48%	06/18/13	4,775	3,903,562

Term Loan	3.52%	12/18/12	2,132	1,973,002

NEP II, Inc., Extended Term Loan B2	3.72%	02/16/17	1,059	1,049,707

Newport Television LLC, Term Loan B	9.00%	09/14/16	5,206	5,225,235

Raycom TV Broadcasting, Inc., Term Loan B	4.50%	05/31/17	3,693	3,674,353

Univision Communications Inc., Extended Term Loan	4.49%	03/31/17	29,056	26,711,297

				93,057,259

Retailers (except Food & Drug)–2.24%

Amscan Holdings, Inc., Term Loan B	6.75%	12/04/17	7,062	7,088,150

Claire’s Stores, Inc., Term Loan B	3.06%	05/29/14	1,594	1,487,764

Educate, Inc., Term Loan	8.51%	06/16/14	1,641	1,632,755

Guitar Center Inc., Extended Term Loan	5.73%	04/10/17	6,569	6,174,876

Gymboree Corp., Term Loan	5.00%	02/23/18	52	48,679

J. Crew Operating Corp., Term Loan B	4.75%	03/07/18	7,936	7,758,800

Michaels Stores, Inc.,
Extended Term Loan B3	5.00%	07/29/16	1,939	1,934,886

Term Loan B2	5.00%	07/29/16	1,042	1,040,015

Pilot Travel Centers LLC, Term Loan B	4.25%	03/30/18	51	51,097

Toys ‘R’ Us-Delaware, Inc., Term Loan B3	5.25%	05/25/18	1,262	1,200,011

				28,417,033

Steel–0.21%

Tube City IMS Corp., Term Loan	5.75%	03/20/19	1,859	1,861,314

WireCo WorldGroup Inc., Term Loan	5.00%	02/10/14	817	812,741

				2,674,055

Surface Transport–0.70%

Avis Budget Car Rental, LLC,
Incremental Term Loan	6.25%	09/22/18	2,262	2,267,089

Term Loan C	4.25%	03/13/19	1,491	1,484,366

JHCI Acquisition, Inc., First Lien Term Loan	2.74%	06/19/14	1,077	1,018,025

Kenan Advantage Group, Inc., Term Loan	4.50%	06/10/16	2,983	2,967,626

Swift Transportation Co. Inc., Term Loan B2	5.00%	12/21/17	1,149	1,147,263

				8,884,369

Telecommunications–7.10%

Avaya, Inc., Extended Term Loan B3	4.97%	10/26/17	8,694	7,705,478

Cellular South, Inc., Term Loan B	4.50%	07/27/17	3,671	3,658,487

Consolidated Communications, Inc., Non Extended Term Loan B	2.74%	12/31/14	499	494,386

Fairpoint Communications, Inc., Term Loan B	6.50%	01/22/16	8,004	6,716,012

Genesys Telecom Holdings, U.S., Inc., Term Loan B	6.75%	01/31/19	4,915	4,925,635

Global Tel*Link Corp., Term Loan B	6.00%	12/14/17	5,847	5,841,964

Level 3 Communications, Inc.,
Term Loan A	2.65%	03/13/14	1,800	1,758,942

Term Loan B2	5.75%	09/03/18	1,581	1,572,826

Term Loan B3	5.75%	08/31/18	10,567	10,510,643

MetroPCS Wireless, Inc., Term Loan B	4.00%	03/19/18	17,034	16,635,368

NeuStar, Inc., Term Loan B	5.00%	11/08/18	3,628	3,652,360

See accompanying notes which are an integral part of this schedule.
                           Invesco Van Kampen Senior Loan Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Telecommunications–(continued)

NTELOS Inc., Term Loan B	4.00%	08/07/15	$3,077	$3,059,473

Securus Technologies Holdings, Inc., Term Loan	5.25%	05/31/17	3,296	3,285,110

Syniverse Technologies, Inc., Term Loan	5.00%	04/23/19	7,166	7,094,497

TowerCo Finance LLC, Term Loan B	4.50%	02/02/17	4,488	4,496,036

U.S. TelePacific Corp., Term Loan B	5.75%	02/23/17	3,551	3,360,267

West Corp.,
Term Loan B4	4.60%	07/15/16	1,496	1,488,583

Term Loan B5	4.49%	07/15/16	3,723	3,704,809

				89,960,876

Utilities–4.09%

AES Corp., Term Loan	4.25%	06/01/18	4,522	4,484,278

BRSP, LLC, Term Loan B	7.50%	06/04/14	7,732	7,774,179

Calpine Corp., Term Loan	4.50%	04/02/18	4,173	4,115,172

Longview Power LLC,
Extended Term Loan B	6.00%	10/31/17	2,421	2,034,817

Synthetic LOC	3.98%	02/28/14	373	324,800

NRG Energy, Inc., Term Loan B	4.00%	07/02/18	1,552	1,540,612

Star West Generation LLC, Term Loan B	6.00%	05/17/18	8,859	8,637,432

Texas Competitive Electric Holdings Co., LLC,
Extended Term Loan	4.74%	10/10/17	11,455	6,680,192

Term Loan	3.74%	10/10/14	18,931	11,623,718

TPF Generation Holdings LLC, Second Lien Term Loan C	4.72%	12/15/14	4,677	4,575,395

				51,790,595

Total Variable Rate Senior Loan Interests (Cost $1,461,219,856)				1,392,690,642

U.S. Dollar Denominated Bonds & Notes–9.08%

Air Transport–0.75%

Air Lease Corp.	7.38%	01/30/19	7,548	7,774,440

Continental Airlines, Inc. (i)	6.75%	09/15/15	1,700	1,717,000

				9,491,440

Automotive–0.11%
Goodyear Tire & Rubber Co.	7.00%	05/15/22	1,476	1,453,860

Cable & Satellite Television–0.91%

Cequel Communications, LLC (i)	8.63%	11/15/17	3,350	3,525,875

UPC Broadband Holdings, B.V. (Netherlands) (i)	6.63%	07/01/20	1,385	1,371,328

UPC Broadband Holdings, B.V. (Netherlands) (i)	6.88%	01/15/22	328	324,819

UPC Broadband Holdings, B.V. (Netherlands) (i)	7.25%	11/15/21	6,113	6,327,888

				11,549,910

Chemicals & Plastics–0.09%

INEOS Holdings Ltd. (United Kingdom) (i)	7.50%	05/01/20	291	289,545

INEOS Holdings Ltd. (United Kingdom) (i)	8.38%	02/15/19	457	471,853

Taminco Global Chemical Corp. (i)	9.75%	03/31/20	419	431,570

				1,192,968

Containers & Glass Products–1.54%

Berry Plastics Holding Inc. (j)	5.22%	02/15/15	8,949	8,906,492

Reynolds Group Holdings Inc. (i)	7.88%	08/15/19	6,874	7,286,440

Reynolds Group Holdings Inc. (i)	9.88%	08/15/19	3,309	3,309,000

				19,501,932

Ecological Services & Equipment–0.08%

Environmental Systems Products Holdings, Inc., PIK (c)	16.00%	12/31/19	1,012	1,011,553

Food Products–0.13%

Post Holdings Inc. (i)	7.38%	02/15/22	1,677	1,714,732

See accompanying notes which are an integral part of this schedule.
                           Invesco Van Kampen Senior Loan Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Forest Products–0.24%
Verso Paper Holdings, LLC	11.75%	01/15/19	$3,012	$3,027,060

Health Care–1.47%

Accellent Inc.	8.38%	02/01/17	3,202	3,193,995

Apria Healthcare Group, Inc.	11.25%	11/01/14	9,167	9,441,667

Community Health Systems, Inc.	8.00%	11/15/19	2,561	2,631,427

DJO Finance LLC	8.75%	03/15/18	2,410	2,440,125

Kindred Healthcare, Inc.	8.25%	06/01/19	1,004	886,030

				18,593,244

Home Furnishings–0.05%

Targus Group International, Inc. (Acquired 12/16/09-12/14/10; Cost $1,845,387) (c)(i)	10.00%	06/14/19	610	609,910

Lodging & Casinos–0.37%

Caesars Entertainment Operating Co. (i)	11.25%	06/01/17	3,462	3,808,200

Chester Downs & Marina LLC (i)	9.25%	01/15/20	836	873,620

				4,681,820

Oil & Gas–0.60%

Coffeyville Resources LLC (i)	9.00%	04/01/15	5,732	6,133,240

NGPL PipeCo LLC	9.63%	06/01/19	1,456	1,503,320

				7,636,560

Surface Transport–0.10%

Avis Budget Car Rental LLC	8.25%	01/15/19	1,193	1,234,755

Telecommunications–1.08%

Goodman Networks, Inc. (i)	12.13%	07/01/18	3,440	3,495,900

PAETEC Holding Corp.	8.88%	06/30/17	1,028	1,107,670

Wind Telecomunicazioni S.p.A. (Italy) (i)	7.25%	02/15/18	5,671	4,905,415

Wind Telecomunicazioni S.p.A. (Italy) (i)	7.25%	02/15/18	2,027	1,743,220

Windstream Corp. (i)	7.50%	06/01/22	2,483	2,420,925

				13,673,130

Utilities–1.56%

Calpine Corp. (i)	7.25%	10/15/17	$1,564	$1,657,840

Calpine Corp. (i)	7.50%	02/15/21	8,407	8,827,688

Calpine Corp. (i)	7.88%	01/15/23	1,522	1,617,464

NRG Energy, Inc. (i)	7.63%	05/15/19	7,763	7,627,148

				19,730,140

Total U.S. Dollar Denominated Bonds & Notes (Cost $113,711,367)				115,103,014

Structured Products–3.10%

Apidos Cinco CDO Ltd. (Cayman Islands) (i)(j)	4.72%	05/14/20	639	452,114

Apidos Quattro CDO Ltd. (Cayman Islands) (i)(j)	4.07%	01/20/19	721	505,132

Ares XI CLO Ltd. (i)(j)	3.47%	10/11/21	1,278	944,304

Atrium IV CDO Corp. (i)	9.18%	06/08/19	594	518,290

Banc of America Large Loan Inc. (i)(j)	1.99%	11/15/13	18,795	17,585,977

Columbus Nova CLO Ltd. (i)(j)	4.07%	05/16/19	3,167	2,094,230

Flagship CLO VI (i)(j)	5.22%	06/10/21	1,918	1,319,120

Flagship CLO VI (i)(j)	5.22%	06/10/21	1,671	1,149,444

Four Corners CLO II, Ltd. (i)(j)	2.32%	01/26/20	573	418,206

Four Corners CLO II, Ltd. (i)(j)	2.32%	01/26/20	191	139,402

Genesis CLO 2007-1 Ltd. (j)	6.97%	10/10/14	1,864	1,691,793

Halcyon Loan Investors CLO II, Ltd. (Cayman Islands) (i)(j)	4.07%	04/24/21	2,875	1,939,965

ING Investment Management CLO III, Ltd. (i)(j)	3.97%	12/13/20	2,098	1,345,321

ING Investment Management CLO IV, Ltd. (Cayman Islands) (i)(j)	4.72%	06/14/22	542	372,115

Madison Park Funding IV Ltd. (i)(j)	4.07%	03/22/21	2,424	1,671,351

Pacifica CDO VI, Ltd. (i)(j)	4.22%	08/15/21	1,059	685,847

Sierra CLO II Ltd. (j)	3.97%	01/22/21	1,279	845,408

See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Loan Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Structured Products-(continued)

Silverado CLO 2006-II Ltd. (i)(j)	4.22%	10/16/20	$1,545	$1,060,042

Symphony CLO IX, Ltd. (j)	5.37%	04/16/22	3,521	2,971,724

Symphony CLO VIII, Ltd. (i)(j)	6.33%	01/09/23	1,916	1,616,569

Total Structured Products (Cost $40,887,327)				39,326,354

	Shares

Common Stocks & Other Equity Interests-1.52%

Building & Development-0.35%

Axia Acquisition Corp. (f)(i)(k)	505	1,263,250

Building Materials Holding Corp. (i)(k)	1,279,379	1,535,255

Lake at Las Vegas Joint Venture, LLC,
Class A, (Acquired 07/15/10; Cost $7,938,060) (i)(k)	780	—

Class B, (Acquired 07/15/10; Cost $93,975) (i)(k)	9	—

Class C, Wts. expiring 07/15/15 (Acquired 07/15/10; Cost $0) (i)(k)	39	—

Class D, Wts. expiring 07/15/15 (Acquired 07/15/10; Cost $0) (i)(k)	54	—

Class E, Wts. expiring 07/15/15 (Acquired 07/15/10; Cost $0) (i)(k)	60	—

Class F, Wts. expiring 07/15/15 (Acquired 07/15/10; Cost $0) (i)(k)	67	—

Class G, Wts. expiring 07/15/15 (Acquired 07/15/10; Cost $0) (i)(k)	76	—

Newhall Holding Co., LLC, Class A (i)(k)	615,547	758,969

Rhodes Homes (k)	1,038,734	218,134

WCI Communities, Inc. (i)(k)	9,079	635,530

		4,411,138

Chemicals & Plastics-0.20%

LyondellBasell Industries N.V. (Netherlands), Class A (k)	53,352	2,105,270

Metokote Corp., Wts. expiring 11/22/23 (k)	454	469,890

		2,575,160

Conglomerates-0.08%

Euramax International, Inc. (i)(k)	3,272	948,938

Containers & Glass Products-0.00%

Nexpak Corp. (k)	70	—

Cosmetics & Toiletries-0.20%

Marietta Intermediate Holding Corp. (Acquired 12/22/04-01/14/05; Cost $4,632,828) (f)(i)(k)	3,872,488	2,555,842

Marietta Intermediate Holding Corp., Wts. expiring 02/20/19 (Acquired 07/25/06; Cost $0) (f)(i)(k)	519,444	—

Natural Products Group, Inc. (k)	4,893	4,893

		2,560,735

Ecological Services & Equipment-0.12%

Environmental Systems Products Holdings, Inc. (Acquired 09/12/07; Cost $0) (i)(k)	13,648	1,528,576

Financial Intermediaries-0.00%

RJO Holdings Corp. (i)(k)	2,852	28,515

RJO Holdings Corp., Class A (i)(k)	2,314	1,157

RJO Holdings Corp., Class B (i)(k)	3,000	1,500

		31,172

Home Furnishings-0.15%

Generation Brands LLC (Acquired 01/29/10; Cost $0) (i)(k)	9,358	—

Targus Group International, Inc. (Acquired 12/16/09; Cost $0) (i)(k)	22,469	162,226

World Kitchen, Inc. (k)	52,654	1,730,737

		1,892,963

See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Loan Fund

	Shares	Value

Leisure Goods, Activities & Movies-0.02%

MEGA Brands, Inc. (Canada) (i)(k)	41,386	$257,248

Lodging & Casinos-0.18%

Wembley, Inc.,
Class A (i)(k)	189,050	2,249,695

Class B (i)(k)	3,583	17,917

		2,267,612

Oil & Gas-0.12%

Vitruvian Exploration LLC (i)(k)	55,390	1,481,682

Publishing-0.10%

Affiliated Media, Inc. (k)	81,915	1,064,897

Cygnus Business Media, Inc. (Acquired 07/19/04; Cost $1,793,148) (f)(i)(k)	8,426	—

Endurance Business Media, Inc., Class A (f)(i)(k)	13,517	135,172

F&W Publications, Inc. (i)(k)	18,385	2,390

F&W Publications, Inc., Wts. expiring 06/09/14 (i)(k)	3,541	460

MC Communications, LLC, (Acquired 07/02/09; Cost $0) (i)(k)	739,818	—

SuperMedia, Inc. (k)	4,806	12,448

		1,215,367

Radio & Television-0.00%

AR Broadcasting, LLC, Wts. expiring 02/15/18 (Acquired 02/17/12; Cost $0) (i)(k)	1,722	—

Cumulus Media, Inc., Wts. expiring 06/29/19 (Acquired 01/14/10 Cost $0) (i)(k)	11,850	19,316

		19,316

Telecommunications-0.00%

CTM Media Holdings Inc., Class B (k)	127	5,867

Utilities-0.00%

Genie Energy Ltd., Class B (k)	7,632	51,058

Total Common Stocks & Other Equity Interests (Cost $62,919,925)		19,246,832

Preferred Stocks-0.05%

Ecological Services & Equipment-0.04%

Environmental Systems Products Holdings, Inc. (Acquired 09/12/07; Cost $78,100) (i)(k)	3,124	531,080

Financial Intermediaries-0.01%

RTS Investor Corp. (i)(k)	584	44,969

Total Preferred Stocks (Cost $78,100)		576,049

Time Deposits-0.30%

State Street Bank & Trust Co. ($3,834,573 par, 0.01% coupon, dated 05/31/12, to be sold on 06/01/12 at $3,834,574) (l) (Cost $3,834,573)	3,834,573

TOTAL INVESTMENTS-123.98% (Cost $1,682,651,148)	1,570,777,464

BORROWINGS-(17.44)%	(221,000,000)

OTHER ASSETS LESS LIABILITIES-(6.54)%	(82,780,008)

NET ASSETS-100.00%	$1,266,997,456

Investment Abbreviations:

CDO	— Collateralized Debt Obligation
CLO	— Collateralized Loan Obligation
DIP	— Debtor-in-Possession
LOC	— Letter of Credit
PIK	— Payment in Kind
Wts.	— Warrants
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Senior Loan Fund

Notes to Schedule of Investments:

(a)	Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Inter-Bank Offered Rate (“LIBOR”), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(b)	Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(c)	All or a portion of this security is Payment-in-Kind.

(d)	All or a portion of this holding is subject to unfunded loan commitments. See Note 4.

(e)	This floating rate interest will settle after May 31, 2012, at which time the interest rate will be determined.

(f)	Affiliated company during the period. The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The aggregate value of these securities as of May 31, 2012 was $14,281,112, which represented 1.13% of the Fund’s Net Assets. See Note 3.

(g)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at May 31, 2012 was $23,893,583, which represented 1.89% of the Fund’s Net Assets.

(h)	The borrower has filed for protection in federal bankruptcy court.

(i)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at May 31, 2012 was $118,467,736, which represented 9.35% of the Fund’s Net Assets.

(j)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on May 31, 2012.

(k)	Non-income producing securities acquired through the restructuring of senior loans.

(l)	Security is considered a cash equivalent.
See accompanying notes which are an integral part of this schedule.
     Invesco Van Kampen Senior Loan Fund

Notes to Quarterly Schedule of Portfolio Holdings
May 31, 2012
(Unaudited)
NOTE 1 — Significant Accounting Policies
A.	Security Valuations - Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.
     Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
     Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
     Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
     Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
     Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.
     Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Invesco Van Kampen Senior Loan Fund

A.	Security Valuations - continued
     Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
     Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
     Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from the settlement date. Facility fees received may be amortized over the life of the loan. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
     The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
     Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
     The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.	Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Securities Purchased on a When-Issued and Delayed Delivery Basis - The Fund may purchase and sell interests in Corporate Loans and Corporate Debt Securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

E.	Swap Agreements - The Fund may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk.
     Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular
Invesco Van Kampen Senior Loan Fund

E.	Swap Agreements — continued
interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.
     A CDS is an agreement between two parties (“Counterparties”) to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.
     Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.
     Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations.
F.	Industry Concentration — To the extent that the Fund is concentrated in securities of issuers in the banking and financial services industries, the Fund’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.

G.	Leverage Risk — The Fund may utilize leverage to seek to enhance the yield of the Fund by borrowing or issuing preferred shares. There are risks associated with borrowing or issuing preferred shares in an effort to increase the yield and distributions on the common shares, including that the costs of the financial leverage may exceed the income from investments made with such leverage, the higher volatility of the net asset value of the common shares, and that fluctuations in the interest rates on the borrowing or dividend rates on preferred shares may affect the yield and distributions to the common shareholders. There can be no assurance that the Fund’s leverage strategy will be successful.
Invesco Van Kampen Senior Loan Fund

H.	Bank Loan Risk Disclosures — Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

I.	Other Risks — The Fund may invest all or substantially of its assets in senior secured floating rate loans, senior secured debt securities or other securities rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.
     The Fund invests in Corporate Loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Fund in a Corporate Loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the Corporate Loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.
NOTE 2 — Additional Valuation Information
Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
     The following is a summary of the tiered valuation input levels, as of May 31, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Equity Securities	$2,431,891	$10,412,639	$6,978,351	$19,822,881

Bonds & Notes	—	114,493,104	609,910	115,103,014

Structured Products	—	39,326,354	—	39,326,354

Variable Rate Senior Loan Interests	—	1,390,775,741	1,914,901	1,392,690,642

Time Deposits	—	3,834,573	—	3,834,573

Total Investments	$2,431,891	$1,558,842,411	$9,503,162	$1,570,777,464

     Invesco Van Kampen Senior Loan Fund

NOTE 3 — Investments in Other Affiliates
The 1940 Act defines affiliates as those issuances in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The following is a summary of the investments in affiliates for the three months ended May 31, 2012.

				Change in
				Unrealized	Realized
	Value	Purchases	Proceeds	Appreciation	Gain	Value	Dividend
	04/30/11	at Cost	from Sales	(Depreciation)	(Loss)	04/30/12	Income

Axia Acquisition Corp., PIK Second Lien Term Loan A	$577,065	$14,003	$—	$102,539	$—	$693,607	$18,043
Axia Acquisition Corp., Revolver Loan	1,531,046	2,592,524	2,592,524	(131,232)	—	1,399,814	3,062

Axia Acquisition Corp., Second Lien Term Loan B	1,107,130	4,680,183	4,680,183	97,151	—	1,204,281	14,240

Axia Acquisition Corp., Common Shares	1,263,250	—	—	—	—	1,263,250	—

Cygnus Business Media, Inc., PIK Term Loan	2,537,556	5,577,214	5,595,732	10,038	147	2,529,223	51,583

Cygnus Business Media, Inc., Common Shares	—	—	—	—	—	—	—

Endurance Business Media, Inc., First Lien Term Loan	1,640,161	8,577,230	8,595,242	19,063	(5,554)	1,635,658	74,422

Endurance Business Media, Inc., Class A Common Shares	135,172	—	—	—	—	135,172	—

Marietta Intermediate Holding Corp., PIK Term Loan B	2,864,265	10,285,012	10,285,012	—	—	2,864,265	14,699

Marietta Intermediate Holding Corp., Common Shares	2,672,017	—	—	(116,175)	—	2,555,842	—

Marietta Intermediate Holding Corp., Warrants	—	—	—	—	—	—	—

Total	$14,327,662	$31,726,166	$(31,748,693)	$(18,616)	$(5,407)	$14,281,112	$176,049

NOTE 4 — Unfunded Loan Commitments
Pursuant to the terms of certain Senior Loan agreements, the Fund held the following unfunded loan commitments as of May 31, 2012. The Fund intends to reserve against such contingent obligations by designating cash, liquid securities and liquid Senior Loans as a reserve.

		Principal
Borrower	Type	Amount	Value

Axia Acquisition Corp.	Revolver Loan	$1,749,767	$1,399,814

Bright Horizons Family Solutions, Inc.	Revolver Loan	6,000,000	5,945,220

Clarke American Corp.	Revolver Loan	2,537,211	2,264,461

Delta Air Lines, Inc.	Revolver Loan	4,500,000	4,424,085

Education Management LLC	Extended Revolver Loan	2,000,000	1,698,260

GateHouse Media Operating, Inc.	Revolver Loan	1,500,000	1,275,000

General Motors Holdings	Revolver Loan	14,582,867	13,124,580

Hunter Fan Co.	Revolver Loan	3,541,667	3,169,792

Lake at Las Vegas LLC	Exit Revolver Loan	21,384	19,780

Lake at Las Vegas LLC	Term Loan	12,779	12,788

Realogy Corp.	Extended Revolver Loan	3,431,902	2,922,848

Surgical Care Affiliates, Inc.	Extended Revolver Loan	3,000,000	2,851,200

USI Holdings Corp.	Revolver Loan	5,000,000	4,600,000

Wendy’s International, Inc.	Delayed Draw Term Loan	2,020,482	2,001,721

		$49,898,059	$45,709,549

     Invesco Van Kampen Senior Loan Fund

NOTE 5 — Investment Securities
The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Trust during the three months ended May 31, 2012 was $2,164,314,422 and $2,217,792,479, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$29,482,019

Aggregate unrealized (depreciation) of investment securities	(179,620,355)

Net unrealized appreciation (depreciation) of investment securities	$(150,138,336)

Cost of investments for tax purposes is $1,720,915,800.
NOTE 6 — Senior Loan Participation Commitments
The Fund invests in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.
     For the three months ended May 31, 2012, the following sets forth the selling participants with respect to interest in Senior Loans purchased by the Fund on a participation basis.

	Principal
Selling Participant	Amount	Value

Credit Suisse AG	$4,001,225	$3,601,102

Goldman Sachs Lending Partners LLC	10,581,642	9,523,478

	$14,582,867	$13,124,580

                   Invesco Van Kampen Senior Loan Fund

Item 2. Controls and Procedures.
(a)	As of June 12, 2012, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (“Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of June 12, 2012, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-Q is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 3. Exhibits.
Certifications of PEO and PFO as required by Rule 30a-2(a) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Registrant: Invesco Van Kampen Senior Loan Fund

By:	/s/ Colin Meadows
Colin Meadows
Principal Executive Officer

Date: July 30, 2012
Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Colin Meadows
Colin Meadows
Principal Executive Officer

Date: July 30, 2012

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer

Date: July 30, 2012

EXHIBIT INDEX
Certifications of Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.